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                                                                    Exhibit 23.1


                          Independent Auditors' Consent


We consent to the incorporation by reference in the Registration Statement Form S-8 (No. 333-01475) of CTI Group (Holdings) Inc. of our report dated March 19, 2002 relating to the Financial Statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-KSB.


Pricewaterhouse Coopers LLP

Philadelphia, PA

March 29, 2002